June 21, 2012
CNX Funding Corporation

2751 Centerville Road
Suite 315
Wilmington, DE 19808
CONSOL Energy Inc.
CNX Center
1000 CONSOL Energy Drive

Canonsburg, PA 15317

Re:    Receivables Purchase Agreement – Dilution Ratio
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Receivables Purchase Agreement”) by and among CNX Funding Corporation (the “Seller”), CONSOL Energy Inc. (the “Servicer”), the various Sub-Servicers, Purchasers and Purchaser Agents party thereto, and PNC Bank, National Association, as Administrator (in such capacity, the “Administrator”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement.
The Seller and the Servicer have advised the other parties hereto that during the month ending on May 31, 2012, the aggregate Outstanding Balance of certain Pool Receivables owing by a single Obligor and its Subsidiaries was reduced by $23,187,187.49 (the “Subject Credit Adjustment”). At the request of the Seller and the Servicer, the parties hereto agree that the Subject Credit Adjustment shall be excluded from the calculation of the Dilution Ratio under the Receivables Purchase Agreement for all purposes notwithstanding anything to the contrary in the Receivables Purchase Agreement’s definition of “Dilution Ratio”. For the avoidance of doubt, no obligation of the Seller, the Servicer, any Sub-Servicer or any Originator under Section 1.4(e)(i) of the Receivables Purchase Agreement or Section 3.3 of the Sale Agreement with respect to the Subject Credit Adjustment is being waived hereby.
Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a)    The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    The execution and delivery by such Person of this Agreement, and the performance of each of its obligations under this Agreement and the Receivables Purchase Agreement are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Agreement and the Receivables Purchase Agreement are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Both before and immediately after giving effect to this Agreement and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
All provisions of the Receivables Purchase Agreement shall remain in full force and effect. This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
This Agreement shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Agreement. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.
[SIGNATURES BEGIN ON NEXT PAGE]

Please evidence your agreement to the terms of this Agreement by signing and returning it to the Administrator.
Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for Market Street Funding LLC

By: /s/ William P. Falcon
Name:    William P. Falcon
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By: /s/ William P. Falcon
Name:    William P. Falcon
Title:    Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name:    Doris J. Hearn
Title:    Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street Funding LLC

By: /s/ Darren Ward
Name:    Darren Ward
Title:    Director

THE BANK OF NOVA SCOTIA,
as an LC Participant

By: /s/ Darren Ward
Name:    Darren Ward
Title:    Director

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Jill A. Russo
Name:    Jill A. Russo
Title:    Vice President

Acknowledged and Agreed to:

CNX FUNDING CORPORATION,
as Seller

By /s/ Christopher C. Jones
Name:    Christopher C. Jones
Title:    Vice President

CONSOL ENERGY INC.,
as Servicer

By /s/ John M. Reilly
Name:    John M. Reilly
Title:    Vice President & Treasurer

CNX MARINE TERMINALS INC.,
CONSOL ENERGY SALES COMPANY,
CONSOL OF KENTUCKY INC.,
CONSOL PENNSYLVANIA COAL COMPANY, LLC,
FOLA COAL COMPANY, L.L.C.,
LITTLE EAGLE COAL COMPANY, L.L.C.,
MON RIVER TOWING, INC., and
TERRY EAGLE COAL COMPANY, L.L.C.,
each as a Sub-Servicer

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

CONSOLIDATION COAL COMPANY,
EIGHTY-FOUR MINING COMPANY,
ISLAND CREEK COAL COMPANY,
KEYSTONE COAL MINING CORPORATION,
MCELROY COAL COMPANY, and
TWIN RIVERS TOWING COMPANY,
each as a Sub-Servicer

By: /s/ Daniel S. Cangilla
Name:    Daniel S. Cangilla
Title:    Treasurer